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                                                                 EXHIBIT 10.2.33


                              NEOPROBE CORPORATION

                            1996 STOCK INCENTIVE PLAN



                                JANUARY 18, 1996





                                P R E A M B L E :



         1. Neoprobe Corporation, a Delaware corporation ("Neoprobe" or the "Company") by means of this 1996 Stock Incentive Plan (the "Plan"), desires to attract and retain capable directors, employees and consultants and to provide them with long term incentives to continue their services to the Company, to maximize the value of the Company to its stockholders and to acquire a continuing ownership interest in the Company.

         2. The Company has determined that the foregoing objectives will be promoted by granting Awards (as hereinafter defined) under this Plan to certain directors and employees of and consultants to the Company and its subsidiaries, if any, pursuant to this Plan.

                                   T E R M S :



Article 1. Definitions.

         Section 1.1. General. Certain words and phrases used in this Plan shall have the meanings given to them below in this section:

         "Award" means a grant of Options or the right to purchase Restricted Stock under the Plan.

         "Board of Directors" means the board of directors of Neoprobe.

         "Change in Control" means (a) the acquisition by any person (defined for the purposes of this definition to mean any person within the meaning of
Section 13(d) of the Exchange Act), other than Neoprobe or an employee benefit plan created by the Board of Directors for the benefit of its Employees, either directly or indirectly, of the beneficial ownership (determined under Rule 13d-3 of the Regulations promulgated by the SEC under Section 13(d) of the Exchange
Act) of securities issued by Neoprobe having fifteen percent (15%) or more of the voting power of all the voting securities issued by Neoprobe in the election of Directors at the next meeting of the holders of voting securities to be held for such purpose; (b) the election of a majority of the Directors elected at any meeting of the holders of voting securities of Neoprobe who are persons who were not nominated for such election by the Board of Directors or a duly constituted committee of the Board of Directors having authority in such matters; (c) the approval by the stockholders of Neoprobe of a merger or consolidation with another person, other than a merger or consolidation in which the holders of Neoprobe's voting securities issued and outstanding immediately before such merger or consolidation continue to hold voting securities in the surviving or
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resulting corporation (in the same relative proportions to each other as existed before such event) comprising eighty percent (80%) or more of the voting power for all purposes of the surviving or resulting corporation; or (d) the approval by the stockholders of Neoprobe of a transfer of substantially all of the assets of Neoprobe to another person other than a transfer to a transferee, eighty percent (80%) or more of the voting power of which is owned or controlled by Neoprobe or by the holders of Neoprobe's voting securities issued and outstanding immediately before such transfer in the same relative proportions to each other as existed before such event.

         "Code" means the Internal Revenue Code of 1986 and the regulations thereunder, as now in effect or hereafter amended.

         "Committee" means the Committee of the Board of Directors that administers the Plan under Section 2.1 below.

         "Common Stock" means the common stock, par value $.001 per share, of the Company.

         "Consultant" means any person who provides services to the Company or any Subsidiary (other than in connection with the offer or sale of securities of the Company or any Subsidiary in a capital raising transaction), who is neither an Employee nor a Director and who is a consultant or an adviser to the Company or any Subsidiary within the meaning of General Instruction A.1. to Form S-8 promulgated by the SEC under the Securities Act of 1933.

         "Date of Grant" means the date an Award is first granted.

         "Director" means a member of the Board of Directors.

         "Effective Date" means the date this Plan is first adopted by the Board of Directors.

         "Employee" means any common law employee of Neoprobe or any Subsidiary of Neoprobe.

         "Exchange Act" means the Securities Exchange Act of 1934.

         "Exercise Price" means, with respect to an Option, the amount of consideration that must be delivered to the Company in order to purchase a single Share thereunder.

         "Fair Market Value of a Share" means the amount determined to be the fair market value of a single Share by the Committee based upon the trading price of the Shares, their offering price in public and private offerings by the Company and such other factors as it deems relevant. In the absence of such a determination, the Fair Market Value of a Share shall be deemed to be (a) if the Shares are listed or admitted to trading on a national securities exchange or the Nasdaq National Market, the per Share closing price regular way on the principal national securities exchange or the Nasdaq National Market on which the Shares are listed or admitted to trading on the day prior to the date of determination or, if no closing price can be determined for the date of determination, the most recent date for which such price can reasonably be ascertained, or (b) if the Shares are not listed or admitted to trading on a national securities exchange or the Nasdaq National Market, the mean between the representative bid and asked per Share prices in the over-the-counter market at the closing of the day prior to the date of determination or the most recent such bid and asked prices then available, as reported by NASDAQ or if the Shares are not then quoted by NASDAQ as furnished by any market maker selected from time to time by Neoprobe for that purpose.

         "Grantee" means any  Participant to whom an Award has been granted.

         "Holder" means any Grantee who holds a valid Award and any heir or legal representative to whom such Grantee's Award has been transferred by will or the laws of descent and distribution.

         "Incentive Stock Option" or "ISO" means an Option intended to comply with the terms and conditions set forth in Section 422 of the Code.

         "Meeting Date" means the date of each annual meeting of the stockholders of Neoprobe at which Directors are elected.

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         "Nonqualified Option" means a Stock Option other than an Incentive
Stock Option.

         "Officer" means an officer of the Company as defined in 17 C.F.R.
Section 240.16a-1(f) as now in effect oR hereafter amended.

         "Option" or "Stock Option" means a right granted under Article 5 or 6 of the Plan to a Participant to purchase a stated number of Shares.

         "Option Agreement" means an agreement evidencing an Option substantially in the form of Exhibit A or Exhibit B hereto.

         "Parent" means a parent of a given corporation as such term is defined in Section 424(e) of the Code.

         "Participant" means a person who is eligible to receive and has received an Award under the Plan.

         "Plan" means this Plan as it may be amended or restated from time to time.

         "Restricted Stock" means Shares purchased under Article 7 of the Plan that are subject to restrictions on transfer and risks of forfeiture under the Plan.

         "Restricted Stock Purchase Agreement" means a Restricted Stock Purchase Agreement in the form of Exhibit C attached hereto.

         "Rule 16b-3" means Rule 16b-3 (17 C.F.R. Section 240.16b-3) promulgated under Section 16(b) of the ExchanGe Act as now in effect or hereafter amended.

         "SEC" means the Securities and Exchange Commission.

         "Shares" means shares of Common Stock.

         "Subsidiary" means a subsidiary of a given corporation as such term is defined in Section 424(f) of the Code.

         "Ten Percent Stockholder" means a person who owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary of the Company. Ownership shall for the purposes of the previous sentence be determined under the rules set forth in Section 424 of the Code.

         "Termination without cause" means a termination of the employment or consulting relationship of a Grantee that is not for cause and is not occasioned by the resignation, death or disability of the Grantee.

         Section 1.2. Accounting Terms. All accounting terms not specifically defined herein shall be construed in accordance with generally accepted accounting principles.

         Section 1.3. Effect of Definitions. The definitions set forth in
Section 1.1 above shall apply equally to the singular, plural, adjectival, adverbial and other forms of any of the words and phrases defined regardless of whether they are capitalized.

ARTICLE 2. ADMINISTRATION.

      Section 2.1. Committee. The Plan shall be administered by a committee of the Board of Directors consisting of two or more Directors, each of whom is a "disinterested person" as described in paragraph (C)(2)(i) of Rule 16b-3 and is an "outside director" as described in Code Section 162(m) and the regulations thereunder (the "Committee"). Unless the Board of Directors designates another of its committees to administer the Plan, the Plan shall be administered by a committee consisting of those members of the Compensation Committee of the Board of Directors who are disinterested persons and are outside directors, but, if the Compensation Committee is abolished or its membership does not contain two persons who do comply with the requirements of the first sentence of this
Section 2.1, the Board of Directors shall either reconstitute the Compensation Committee in compliance with or create another Committee that complies with the requirements of the first sentence of this Section 2.1 to administer the Plan. The Committee may be referred to as the Stock Option Committee.

         Section 2.2. Authority. Subject to the express provisions of the Plan and in addition to the powers granted by other sections of the Plan, the Committee has the authority, in its discretion, to: (a) determine

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the Participants, grant Awards and determine their timing, pricing and amount;
(b) define, prescribe, amend and rescind rules, regulations, procedures, terms and conditions relating to the Plan; (c) make all other determinations necessary or advisable for administering the Plan, including, but not limited to, interpreting the Plan, correcting defects, reconciling inconsistencies and resolving ambiguities; (d) review and resolve all claims of Employees, Grantees and Participants; and (e) delegate to the Officers the authority to select Grantees under Article 5 (other than Officers) and grant Awards to such Grantees having terms and in aggregate amounts determined by the Committee. The actions and determinations of the Committee on matters related to the Plan shall be conclusive and binding upon the Company and all Employees, Grantees and Participants.

ARTICLE 3. SHARES.

         Section 3.1. Number. The aggregate number of Shares in respect of which Awards may be granted under the Plan shall not exceed one million five hundred thousand (1,500,000), which number of Shares is hereby reserved for issuance under the Plan out of the authorized but unissued Shares.

         Section 3.2. Cancellations. If any Awards granted under the Plan are canceled, terminate or expire for any reason without having been exercised in full, the Shares related to the unexercised portion of an Award shall be available again for the purposes of the Plan. If any Shares purchased under the Plan are forfeited for any reason, the Shares shall be available again for purposes of the Plan.

         Section 3.3. Anti-Dilution.

                  (a) If the Shares are split or if a dividend of Shares is paid on the Shares, the number of Shares for which each then outstanding Award is exercisable or which is then Restricted Stock and the number of Shares as to which Awards may be granted under this Plan shall be increased automatically by the ratio between the number of Shares outstanding immediately after such event and the number of Shares outstanding immediately before such event and the Exercise Price thereof shall be decreased automatically by the same ratio, and if the Shares are combined into a lesser number of Shares, the number of Shares for which each then outstanding Award is exercisable or which is then Restricted Stock and the number of Shares as to which Awards may be granted under the Plan shall be decreased automatically by such ratio and the Exercise Price thereof shall be increased automatically by such ratio.

                  (b) In the event of any other change in the Shares, through recapitalization, merger, consolidation or exchange of shares or otherwise, there shall automatically be substituted for each Share subject to an unexercised Award or which is then Restricted Stock and each Share available for additional grants of Awards, the number and kind of shares or other securities into which each outstanding Share was changed, and the Exercise Price shall be increased or decreased proportionally so that the aggregate Exercise Price for the securities subject to each Award shall remain the same as immediately before such event; and the Committee may make such further equitable adjustments in the Plan and the then outstanding Awards and Restricted Stock Purchase Agreements as it deems necessary and appropriate including, but not limited to, changing the number of Shares reserved under the Plan or covered by outstanding Awards, the Exercise Price of outstanding Awards and Restricted Stock Purchase Agreements and the vesting conditions of outstanding Awards and Restricted Stock Purchase Agreements.

         Section 3.4. Source. Except as otherwise determined by the Board of Directors, the Shares issued under the Plan shall be authorized but unissued Shares. However, Shares which are to be delivered under the Plan may be obtained by the Company from its treasury, by purchases on the open market or from private sources, or by issuing authorized but unissued Shares. The proceeds of the exercise of any Award shall be general corporate funds of the Company. No Shares may be sold under any Option or Restricted Stock Purchase Agreement for less than the par value thereof. No fractional Shares shall be issued or sold under the Plan nor will any cash payment be made in lieu of fractional Shares.

         Section 3.5. Rights of a Stockholder. Except as otherwise provided in any Restricted Stock Purchase Agreement, no Grantee or other person claiming under or through any Grantee shall have any right, title or interest in or to any Shares allocated or re-

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served under the Plan or subject to any Award except as to such Shares, if any, for which certificates representing such Shares have been issued to such Grantee.

         Section 3.6. Securities Laws. No Award shall be exercised nor shall any Shares or other securities be issued or transferred pursuant to an Award unless and until all applicable requirements imposed by federal and state securities laws and by any stock exchanges upon which the Shares may be listed, have been fully complied with. As a condition precedent to the exercise of an Award or the issuance of Shares pursuant to the grant or exercise of an Award, the Company may require the Grantee to take any reasonable action to meet such requirements including providing undertakings as to the investment intent of the Grantee, accepting transfer restrictions on the Shares issuable thereunder and providing opinions of counsel, in form and substance acceptable to the Company, as to the availability of exemptions from such requirements.

ARTICLE 4. ELIGIBILITY.

         Section 4.1. Article 5. Only Employees and Consultants who are not members of the Committee, shall be eligible to receive Options under Article 5 below.

         Section 4.2. Article 6. Only Directors who are not Employees, shall be eligible to receive Options under the provisions of Article 6 below.

         Section 4.3. Article 7. Only Officers shall be eligible to purchase Restricted Stock under Article 7 below.

ARTICLE 5. STOCK OPTIONS.

         Section 5.1. Determinations. The Committee shall determine which eligible Employees or Consultants shall be granted Options, the number of Shares for which the Options may be exercised, the times when they shall receive them and the terms and conditions of individual Option grants (which need not be identical); provided, however, that the maximum number of Shares with respect to which Options may be granted during any fiscal year of the Company to any Employee shall be five hundred thousand (500,000). The Committee may delegate the authority granted to it in this Section 5.1 pursuant to clause (e) of
Section 2.2 above.

         Section 5.2. Exercise Price. The Committee shall determine the Exercise Price of each Option at the time that it is granted, but in no event shall the Exercise Price of an Option be less than the Fair Market Value of a Share on the Date of Grant. If no express determination of the Exercise Price of an Option is made by the Committee, the Exercise Price thereof is equal to the Fair Market Value of a Share on the Date of Grant.

         Section 5.3. Term. Subject to the rule set forth in the next sentence, the Committee shall determine the term during which an Option is exercisable at the time that it is granted. No Option shall be exercisable after the expiration of ten (10) years from the Date of Grant. If no express determination of the times when Options are exercisable is made by the Committee:

                  (a) each Option shall vest and first become exercisable as to one third (1/3) of the Shares originally subject to the Option (subject to the rule set forth in Section 5.4(c) below) on each anniversary of the Date of Grant provided the Grantee thereof has been an Employee or a Consultant, as the case may be, continuously during the time beginning on the Date of Grant and ending on the date when such portion of the Option first becomes exercisable; and

                  (b) each Option shall lapse and cease to be exercisable upon the earliest of (i) the expiration of ten (10) years from the Date of Grant,
(ii) subject to the rule set forth in Section 5.4(d) below, nine (9) months after the Grantee ceases to be an Employee or Consultant because of his death or disability, (iii) ninety (90) days after the Grantee's employment with or services to the Company or any Subsidiary are terminated by the Company or such Subsidiary without cause, or (iv) immediately upon termination of the Grantee's employment with or services to the Company or any Subsidiary by the Company or any Subsidiary for cause or by the Grantee's resignation.

         Where both an Incentive and a Nonqualified Option are granted, the number of Shares which become exercisable under clause (a) of the previous

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sentence at any time shall be calculated on the basis of the total of the Shares subject to both Options and the Options shall become exercisable as to that number of Shares first under the Incentive Stock Option and then under the Nonqualified Option, unless the rule set forth in Section 5.4(c) below would defer the exercisability of such Incentive Stock Option, in which case such Nonqualified Options shall become exercisable first. Notwithstanding the terms of any Option, the preceding sentence and Section 5.4, all Options that have not previously been exercised nor lapsed and ceased to be exercisable shall vest and become exercisable upon the occurrence of any Change in Control if the Grantee is an Employee or Consultant at time of the Change in Control.

         Section 5.4. Incentive Stock Options.

                  (a) The Committee shall determine whether any Option is an Incentive Stock Option or a Nonqualified Option at the time that it is granted, and if no express determination is made by the Committee, all Options granted to Participants who are Employees and who are not Ten Percent Stockholders are Incentive Stock Options and all Options granted to Ten Percent Stockholders or Consultants are Nonqualified Options.

                  (b) If the Committee grants Incentive Stock Options, they shall be on such terms and conditions as may be necessary to render them "incentive stock options" pursuant to Section 422 of the Code.

                  (c) The aggregate Fair Market Value of the Shares, determined as of the time the Option is granted, which first become exercisable under all Incentive Stock Options granted under this Plan or any other plan of the Company or any Parent or Subsidiary of the Company, shall not exceed one hundred thousand dollars ($100,000) during any calendar year and if the foregoing limit would be exceeded in any given calendar year by the terms of any Incentive Stock Option granted hereunder, the exercisability of such portion of such Option as would exceed such limit shall be deferred to the first day of the next calendar year and if such excess involves more than one Option, the exercisability of the most recently granted Option shall be deferred first.

                  (d) If the employment of a Participant, who holds an ISO, with the Company is terminated because of a "disability" (within the meaning of Section 22(e)(3) of the Code), the unexercised portion of his ISO may only be exercised within six (6) months after the date on which his employment was terminated, and only to the extent that such Participant could have otherwise exercised such ISO as of the date of termination. If a Participant, who holds an ISO, dies while he is employed by the Company (or within six (6) months after termination of his employment by reason of a disability or within one (1) month after termination of his employment without cause), the unexercised portion of his ISO at the time of his death may only be exercised within six (6) months after the date of his death, and only to the extent that he could have otherwise exercised such ISO at the time of his death. In such event, such ISO may be exercised by the executor or administrator of his estate or by any Holder.

                  (e) No Ten Percent Stockholder shall be granted an Incentive Stock Option, unless at the time such Incentive Stock Option is granted, the Exercise Price thereof is at least one hundred ten percent (110%) of the Fair Market Value of a Share on the Date of Grant and the Incentive Stock Option by its terms is not exercisable after the expiration of five (5) years from the Date of Grant.

                  (f) If a Grantee exercises an Incentive Stock Option and disposes of any of the Shares received by such Grantee as a result of such exercise within two (2) years from the Date of Grant or within one (1) year after the transfer of such Shares to such Grantee upon such exercise, such Grantee shall notify the Company of such disposition and the consideration received as a result thereof and pay or provide for the withholding taxes on such disposition as required by Section 8.4 below.

                  (g) An Option that is designated as a Nonqualified Option under this Plan shall not be treated as an "incentive stock option" as such term is defined in Section 422(b) of the Code.

         Section 5.5. Exercise. An Option shall be exercised by the delivery of the Option Agreement therefor with the notice of exercise attached thereto properly completed and duly executed by the Holder

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named therein to the Treasurer of the Company, together with the aggregate
Exercise Price for the number of Shares as to which the Option is being exercised, after the Option has become exercisable and before it has ceased to be exercisable. An Option may be exercised as to less than all of the Shares purchasable thereunder, but not for a fractional share. No Option may be exercised as to less than one hundred (100) Shares unless it is exercised as to all of the Shares then available thereunder. If an Option is exercised as to less than all of the Shares purchasable thereunder, a new duly executed Option Agreement reflecting the decreased number of Shares exercisable under such Option, but otherwise of the same tenor, shall be returned to the Holder. The Committee may, in its sole discretion, and upon such terms and conditions as it shall determine at or after the Date of Grant, permit the Exercise Price to be paid in cash, by the tender to the Company of Shares owned by the Holder or by a combination thereof. If the Committee does not make such determination, the Exercise Price shall be paid in cash. If any portion of the Exercise Price of an Option is payable in cash, it may be paid by (a) delivery of a certified or cashier's check payable to the order of the Company in such amount, (b) wire transfer of immediately available funds to a bank account designated by the Company, or (c) reduction of a debt of the Company to the Holder. If any portion of the Exercise Price of an Option is payable in Shares it may be paid by delivery of certificates representing a number of Shares having a total Fair Market Value on the date of delivery equal to or greater than the required amount, duly endorsed for transfer with all signatures guaranteed by a bank or a member of the National Association of Securities Dealers with a medallion guarantee. If more Shares than are necessary to pay such Exercise Price based on their Fair Market Value on the date of first delivery to the Company are delivered to the Company, it shall return to the Holder a certificate for the balance of the whole number of Shares and a check payable to the order of the Holder for any fraction of a Share. Shares may not be delivered to the Company as payment for the exercise of an Option, if such Shares have been owned by the Holder (together with his decedent or testator) for less than six (6) months or if the disposition of such Shares would require the giving of a notice under
Section 5.4(f) above. Promptly after an Option is properly exercised, the Company shall issue to the Grantee a certificate representing the Shares purchased thereunder.

         Section 5.6. Option Agreement. Promptly after the Date of Grant, Neoprobe shall duly execute and deliver to the Grantee an Option Agreement setting forth the terms of the Option. Option Agreements are not negotiable instruments or securities (as such term is defined in Article 8 of the Uniform Commercial Code). Lost and destroyed Option Agreements may be replaced without bond.

         Section 5.7. New Hires. A person to whom the Company is offering employment may be granted a Nonqualified Option under this Article 5, but any such grant shall lapse if the person does not subsequently become an Employee pursuant to such offer.

         Section 5.8. Acceleration. Notwithstanding anything else in the Plan, the Committee may, in its sole discretion, at any time or from time to time thereafter, accelerate the time at which any Options become exercisable or waive any provisions of the Plan relating to the manner of payment or procedures for the exercise of any Option. Any such acceleration may be made effective (a) with respect to one or more or all Grantees, (b) with respect to some or all of the Shares subject to an Option of any Grantee or (c) for a period of time ending at or before the expiration date of any Option.

ARTICLE 6. DIRECTORS' STOCK OPTIONS.

         Section 6.1. Grant.

                  (a) On the Effective Date an Option on three thousand six hundred (3,600) Shares shall be granted to each Director who is eligible to receive Options under Section 4.2 above.

                  (b) On each Meeting Date which occurs after the annual meeting of stockholders at which this Plan is approved by the stockholders of the Company, an Option on three thousand six hundred (3,600) Shares or such lesser number as remain available for granting under Article 3 above shall be automatically granted to each Director who is eligible to receive Options under
Section 4.2 above.

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         (c) Notwithstanding the foregoing, an Option on three thousand six hundred (3,600) Shares or such lesser number as remain available for granting under Article 3 above shall be automatically granted to each person who is elected as a Director by the Board of Directors, who was not a Director during the time since the most recent Meeting Date, and who is eligible to receive Options under Section 4.2 above.

         Section 6.2. Exercise Price. The Exercise Price of an Option shall be equal to the Fair Market Value of a Share on the Date of Grant.

         Section 6.3. Term. (a) Each Option shall vest and first become exercisable as to thirty-three and one-third percent (33-1/3%) of the Shares originally subject to the Option on each Meeting Date which is held more than six (6) months after the Date of Grant if the Grantee is a Director at the time of the adjournment of the meeting of stockholders held on such Meeting Date; and
(b) each Option shall lapse and cease to be exercisable upon the earliest of (i) the expiration of ten (10) years from the Date of Grant, (ii) nine (9) months after the Grantee ceases to be a Director because of his death or disability,
(iii) immediately upon resignation by the Grantee as a Director, or (iv) thirty
(30) days after the Grantee ceases to be a Director for any reason other than his death, disability or resignation. Notwithstanding the foregoing, all Options that have not previously been exercised nor lapsed and ceased to be exercisable shall vest and become exercisable upon the occurrence of any Change in Control.

         Section 6.4. Not Incentive Stock Options. An Option under this Article 6 shall not be treated as an Incentive Stock Option.

         Section 6.5. Exercise. An Option shall be exercised by the delivery of the Option Agreement therefor with the notice of exercise attached thereto properly completed and duly executed by the Grantee named therein to the Treasurer of the Company, together with the aggregate Exercise Price for the number of Shares as to which the Option is being exercised, after the Option has become exercisable and before it has ceased to be exercisable. An Option may be exercised as to less than all of the Shares purchasable thereunder but not for a fractional Share. No Option may be exercised as to less than one hundred (100) Shares unless it is exercised as to all of the Shares then available thereunder. If an Option is exercised as to less than all of the Shares purchasable thereunder, a new duly executed Option Agreement reflecting the decreased number of Shares exercisable under such Option, but otherwise of the same tenor, shall be returned to the Grantee. The Exercise Price shall be paid in cash by (a) delivery of a certified or cashier's check payable to the order of the Company in such amount, (b) wire transfer of immediately available funds to a bank account designated by the Company, or (c) reduction of a debt of the Company to the Grantee. Promptly after an Option is properly exercised, the Company shall issue to the Grantee a certificate representing the Shares purchased thereunder.

         Section 6.6. Option Agreement. Promptly after the Date of Grant, Neoprobe shall duly execute and deliver to the Grantee an Option Agreement setting forth the terms of the Option. Option Agreements are neither negotiable instruments nor securities (as such term is defined in Article 8 of the Uniform Commercial Code). Lost and destroyed Option Agreements may be replaced without bond.

         Section 6.7. Articles 2 and 5. The provisions of Articles 2 and 5 above shall not apply to Options granted under this Article 6.

ARTICLE 7. RESTRICTED STOCK.

         Section 7.1. Determinations. The Committee shall determine which Participants may purchase Restricted Stock, the number of shares of Restricted Stock each Grantee may purchase, the times when they may purchase Restricted Stock, the vesting and forfeiture provisions of the Restricted Stock and the purchase price of the Restricted Stock; provided, however, that the maximum number of shares of Restricted Stock which may be sold during any fiscal year of the Company to any Employee shall be one hundred thousand (100,000), and that the vesting parameters so prescribed shall include (a) the attainment of a preestablished performance goal that satisfies the requirements of Section 162(m) of the Code and the regulations thereunder and (b) the Committee's certification in writing of such attainment, whether incorporated in the minutes of the

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Committee or otherwise. Notwithstanding the terms of any Award granted under this Section 7, all shares of Restricted Stock that have not previously been forfeited shall vest fully and become transferable upon the occurrence of any Change in Control.

         Section 7.2. Agreements. Once the Committee has made the determinations required by Section 7.1 above with respect to any Grantee, the appropriate officers of the Company shall enter into a Restricted Stock Purchase Agreement with the Grantee setting forth the terms determined by the Committee. No Holder shall have any right to purchase Restricted Stock, hold Restricted Stock, or exercise any rights as a stockholder of the Company unless and until such Holder has executed and delivered an appropriately completed form of Restricted Stock Purchase Agreement to the Company and the Company has delivered a counterpart thereof, executed by an appropriate officer of the Company, to the Holder. Restricted Stock Purchase Agreements are neither negotiable instruments nor securities (as such term is defined in Article 8 of the Uniform Commercial
Code). Lost and destroyed Restricted Stock Purchase Agreements may be replaced without bond.

ARTICLE 8. PROVISIONS APPLICABLE TO ALL TYPES OF AWARDS.

         Section 8.1. Surrender and Exchange. The Committee may permit the voluntary surrender of all or a portion of any Award to be conditioned upon the granting to the Participant of a new Award for the same or a different number of Shares as the Award surrendered, or may require such voluntary surrender as a condition precedent to a grant of a new Award to such Participant. Subject to the provisions of the Plan, such new Award shall be exercisable at the price, during the period and on such other terms and conditions as are specified by the Committee at the time the new Award is granted. Upon surrender, the Award surrendered shall be canceled and the Shares previously subject to it shall be available for the grant of other Awards.

         Section 8.2. Corporate Mergers and Acquisitions. The Committee may grant Awards having terms and conditions which vary from those specified in the Plan if such Awards are granted in substitution for, or in connection with the assumption of, existing awards granted by another business entity and assumed or otherwise agreed to be provided for by Neoprobe pursuant to or by reason of a transaction involving a merger or consolidation of or acquisition of substantially all of the assets or stock of another business entity that is not a Subsidiary of Neoprobe prior to such acquisition, with or by Neoprobe or its Subsidiaries.

         Section 8.3. Actions by Committee After Grant. The Committee shall, subject to the written consent of the Grantee where the action impairs or adversely alters the rights of the Grantee, have the right at any time and from time to time after the Date of Grant of any Award to modify the terms of any Award.

         Section 8.4. Withholding. The Company shall have the right to withhold from any payments due under any Award or due to any Grantee from the Company as compensation or otherwise the amounts of any federal, state or local withholding taxes not paid by the Grantee at the time of the exercise or vesting of any Award or upon a disposition of Shares received upon the exercise of an Incentive Stock Option. If cash payments sufficient to allow for withholding of taxes are not made at the time of exercise or vesting of an Award, the Grantee exercising such Award shall pay to Neoprobe an amount equal to the withholding required to be made less the withholding otherwise made in cash or, if allowed by the Committee in its discretion and pursuant to rules adopted by the Committee consistent with Section 5.5 above, Shares previously owned by the Grantee. The Company may make such other provisions as it deems appropriate to withhold any taxes the Company determines are required to be withheld in connection with the exercise of any Award or upon a disqualifying disposition of Shares received upon the exercise of an Incentive Stock Option, including, but not limited to, the withholding of Shares from an Award upon such terms and conditions as the Committee may provide. The Company may require the Participant to satisfy any relevant withholding requirements before issuing Shares or delivering any Award to the Participant.

         Section 8.5. Disability. If a Grantee who is an Employee with or Consultant to the Company is absent from work with the Company because of a physical or mental disability, for purposes of the

Plan, such Grantee will not be considered to have ended his employment with the Company while he has that disability, unless he resigns or the Committee decides otherwise. If a Grantee who is a Director is absent from meetings of the Board of Directors because of a physical or mental disability, for purposes of the Plan, such Grantee will not be considered to have ended his service with the Board of Directors while he has that disability, unless he resigns or is not re-elected by the stockholders.

ARTICLE 9. GENERAL PROVISIONS.

         Section 9.1. No Right to Employment. Nothing in the Plan or any Award or any instrument executed pursuant to the Plan will confer upon any Participant any right to continue to be employed by or provide services to the Company or affect the right of the Company to terminate the employment of any Participant or its other relationship with any Participant. Nothing in the Plan or any Award or any instrument executed pursuant to Article 6 of the Plan will confer upon any Participant any right to continue to be a Director of the Company or affect the right of the stockholders to terminate the directorship of any Participant.

         Section 9.2. Limited Liability. The liability of the Company under this Plan or in connection with any exercise of any Award is limited to the obligations expressly set forth in the Plan and in the grant of any Award, and no term or provision of this Plan nor of any Award shall be construed to impose any duty, obligation or liability on the Company not expressly set forth in the Plan or any grant of any Award.

         Section 9.3. Assumption of Awards. Upon the dissolution or liquidation of the Company, or upon a reorganization, merger or consolidation of the Company with one or more corporations as a result of which the Company is not the surviving corporation, or upon a sale of substantially all the assets of the Company to another corporation, any Awards outstanding theretofore granted or sold hereunder must be assumed by the surviving or purchasing corporation, with appropriate adjustments as to the number and kind of shares and price.

         Section 9.4. No Transfer. No Award or other benefit under the Plan may be sold, pledged or otherwise transferred other than by will or the laws of descent and distribution; and no Award may be exercised during the life of the Participant to whom it was granted except by such Participant.

         Section 9.5. Expenses. All costs and expenses incurred in connection with the administration of the Plan including any excise tax imposed upon the transfer of Shares pursuant to the exercise of an Award shall be borne by the Company.

         Section 9.6. Notices. Notices and other communications required or permitted to be made under the Plan shall be in writing and shall be deemed to have been duly given if personally delivered or if sent by first class mail addressed (a) if to a Grantee, at his residence address set forth in the records of the Company or (b) if to the Company, to its President at its principal executive office.

         Section 9.7. Third Parties. Nothing herein expressed or implied is intended or shall be construed to give any person other than the Grantees any rights or remedies under this Plan.

         Section 9.8. Saturdays, Sundays and Holidays. Where this Plan authorizes or requires a payment or performance on a Saturday, Sunday or public holiday, such payment or performance shall be deemed to be timely if made on the next succeeding business day; provided, however, that this Section 9.8 shall not be construed to extend the ten (10) year period referred to in Section 5.3 or the five (5) year period referred to in Section 5.4(e) above.

         Section 9.9. Rules of Construction. The captions and section numbers appearing in this Plan are inserted only as a matter of convenience. They do not define, limit or describe the scope or intent of the provisions of this Plan. In this Plan words in the singular number include the plural, and in the plural include the singular; and words of the masculine gender include the feminine and the neuter, and when the sense so indicates words of the neuter gender may refer to any gender.

         Section 9.10. Governing Law. The validity, terms, performance and enforcement of this Plan shall be governed by laws of the State of Delaware that are applicable to agreements negotiated, executed, delivered and performed solely in the State of Delaware.

         Section 9.11. Effective Date of the Plan. The Plan shall become effective upon its approval by the affirmative vote of the holders of a majority of the outstanding Shares present, or represented, and entitled to vote at a meeting of the stockholders of Neoprobe. Awards may be granted by the Committee before such approval, but all Awards so granted shall be conditioned on such approval and shall be void if such approval is not given within twelve (12) months after the Effective Date. All Options granted under paragraph (a) of
Section 6.1 above shall be conditioned on such approval and shall be void if such approval is not given within twelve (12) months after the Effective Date.

         Section 9.12. Amendment and Termination. No Award shall be granted under the Plan more than ten (10) years after the Effective Date. The Board of Directors may at any time terminate the Plan, or make such amendment of the Plan as it may deem advisable; provided, however, that no amendment shall be effective without the approval of the stockholders of the Company by the affirmative vote of the holders of a majority of the outstanding Shares present, or represented, and entitled to vote at a meeting of stockholders duly held, if it would:

                  (a) materially increase the benefits accruing to Participants under the Plan;

                  (b) materially increase the number of Shares which may be issued under the Plan; or

                  (c) materially modify the requirements as to eligibility for participation in the Plan;

and, further, provided, however, that no amendment or termination of the Plan shall be effective to alter or impair the rights of a Grantee under any Award made before the adoption of such amendment or termination by the Board of Directors, without the written consent of such Grantee. No termination or amendment of this Plan or any Award nor waiver of any right or requirement under this Plan or any Award shall be binding on the Company unless it is in a writing duly entered into its records and executed by a duly authorized Officer. The provisions of Article 6 of this Plan setting forth the formulae that determine the Exercise Price of Options granted hereunder, the number of Shares as to which they are exercisable, the times when they are granted and the persons who are Participants may not be amended more than once every six (6) months, other than to comport with changes in the Code, the Employee Retirement Security Income Act of 1974, as amended, or the rules thereunder.

                                                                       EXHIBIT A
                              NEOPROBE CORPORATION
                                    SUITE 400
                              425 METRO PLACE NORTH
                             DUBLIN, OHIO 43017-1367

                                 (Date of Grant)

(Name of Grantee)
(Street)
(City, State, Zip)


         Congratulations. You have been granted a Stock Option under Neoprobe's 1996 Stock Incentive Plan (the "Plan") on the following terms:

         1. NUMBER OF SHARES. The number of Shares of Common Stock of Neoprobe Corporation that you may purchase under this Option is:(Number)

         2. EXERCISE PRICE. The exercise price to purchase Shares under this Option is: $(Price) per Share.

         3. VESTING. One third (1/3) of the Shares originally subject to this Option will vest and become exercisable on each anniversary of the (Date of Grant) if you have been an [Employee][Consultant] of the Company continuously from the date of this Agreement shown above through the date when such portion of the Option vests[ subject to the special rule referred to in paragraph 5 below].

         4. LAPSE. This Option will lapse and cease to be exercisable upon the earliest of:

         (i) the expiration of 10 years from the date of this Agreement shown above,

         (ii) [9][6] months after you cease to be an [Employee][Consultant] because of your death or disability,

         (iii)90 days after your [employment with][services to] Neoprobe or any Subsidiary [is][are] terminated by Neoprobe or such Subsidiary without cause, or

         (iv) immediately upon termination of your [employment with][services to] Neoprobe or any Subsidiary by Neoprobe or any Subsidiary for cause or by your resignation.

     5. TAXATION. This Option is [an Incentive Stock Option][a Nonqualified Option].[ Because this Option is an Incentive Stock Option vesting of a portion of this Option or of other Incentive Stock Options held by you may be deferred under a special rule set forth in Section 5.4 (c) of the Plan. If you exercise this Option and dispose of any of the Shares received by you as a result of such exercise within two years from the date above or within one year after the transfer of such Shares to you upon such exercise, you must notify Neoprobe of such disposition and the amount received as a result thereof and pay or provide for the withholding taxes on such disposition.] [You will have taxable income upon the exercise of this Option. At that time, you must pay to Neoprobe an amount equal to the required federal, state, and local tax withholding less any withholding otherwise made from your salary or bonus. You must satisfy any relevant withholding requirements before Neoprobe issues Shares to you.]

     6. EXERCISE. This Option may be exercised by the delivery of this Agreement with the notice of exercise attached hereto properly completed and signed by you to the Treasurer of the Company, together with the aggregate Exercise Price for the number of Shares as to which the Option is being exercised, after the Option has become exercisable and before it has ceased to be exercisable. The Exercise Price must be paid in cash by

     (a) delivery of a certified or cashier's check payable to the order of Neoprobe in such amount, (b) wire transfer of immediately available funds to a bank account designated by Neoprobe, or (c) reduction of a debt of Neoprobe to you. This Option may be exercised as to less than all of the Shares purchasable hereunder, but not for a fractional share, nor may it be exercised as to less than one hundred (100) Shares unless it is exercised as to all of the Shares then available hereunder. If this Option is exercised as to less than all of the Shares purchasable hereunder, a new duly executed Option Agreement reflecting the decreased number of Shares exercisable under such Option, but otherwise of the same tenor, will be returned to you.

     7. NO TRANSFER. This Option may not be sold, pledged nor otherwise transferred other than by will or the laws of descent and distribution; and it may only be exercised during your lifetime by you. This Agreement is neither a negotiable instrument nor a security (as such term is defined in Article 8 of the Uniform Commercial Code).

     8. NOT AN EMPLOYMENT AGREEMENT. This Agreement is not an employment agreement and nothing contained herein gives you any right to continue to be employed by or provide services to Neoprobe or affects the right of Neoprobe to terminate your employment or other relationship with you.

     9. PLAN CONTROLS. This Agreement is an Option Agreement (as such term is defined in the Plan) under Article 5 of the Plan. The terms of this Agreement are subject to, and controlled by, the terms of the Plan, as it is now in effect or may be amended from time to time hereafter, which are incorporated herein as if they were set forth in full. Any words or phrases defined in the Plan have the same meanings in this Agreement. Neoprobe will provide you with a copy of the Plan promptly upon your written or oral request made to its Vice President--Finance and Administration.

     10. MISCELLANEOUS. This Agreement sets forth the entire agreement of the parties with respect to the subject matter hereof and it supersedes and discharges all prior agreements (written or oral) and negotiations and all contemporaneous oral agreements concerning such subject matter. This Agreement may not be amended or terminated except by a writing signed by the party against whom any such amendment or termination is sought. If any one or more provisions of this Agreement shall be found to be illegal or unenforceable in any respect, the validity and enforceability of the remaining provisions hereof shall not in any way be affected or impaired thereby. This Agreement shall be governed by the laws of the State of Delaware.


         Please acknowledge your acceptance of this Agreement by signing the enclosed copy in the space provided below and returning it promptly to Neoprobe.

                                        NEOPROBE CORPORATION


                                        By:_____________________________________
                                                (Name of Officer), (Title)

Accepted and Agreed to as of the date first set forth above:


________________________________________
             (Name of Grantee)

                              OPTION EXERCISE FORM

         The undersigned hereby exercises the right to purchase
_____________________________________ shares of Common Stock of Neoprobe
Corporation pursuant to the Option Agreement dated (Date of Grant) under the Neoprobe Corporation 1996 Stock Incentive Plan.


Date: __________________________________

                                             ___________________________________
                                                       (Name of Grantee)


___________________________________



Sign and complete this Option Exercise Form and deliver it to:

                              Neoprobe Corporation
                                Att'n: Treasurer
                              425 Metro Place North
                                    Suite 400
                             Dublin, Ohio 43017-1367

together with the option price in cash by (a) delivery of a certified or cashier's check payable to the order of Neoprobe in such amount, (b) wire transfer of immediately available funds to a bank account designated by Neoprobe, or (c) reduction of a debt of Neoprobe to you.

                                                                       EXHIBIT B
                              NEOPROBE CORPORATION
                                    SUITE 400
                              425 METRO PLACE NORTH
                             DUBLIN, OHIO 43017-1367

                                (Date of Grant)

(Name of Grantee)
(Street)
(City, State, Zip)


         Congratulations. You have been granted a Stock Option under Neoprobe's Stock Option and Restricted Stock Purchase Plan (the "Plan") on the following terms:

     1. NUMBER OF SHARES. The number of Shares of Common Stock of Neoprobe Corporation that you may purchase under this Option is three thousand six hundred (3,600).

     2. EXERCISE PRICE. The exercise price to purchase Shares under this Option is: $(Price) per Share.

     3. VESTING. Thirty-three and one-third percent (33-1/3%) of the Shares originally subject to this Option will vest and become exercisable on each Meeting Date which is held more than six months after the date of this Agreement shown above if you are a Director at the time of the adjournment of the meeting of stockholders held on such Meeting Date.

     4. LAPSE. This Option will lapse and cease to be exercisable upon the earliest of:

         (i) the expiration of 10 years from the date of this Agreement shown above,

         (ii) 9 months after you cease to be a Director because of your death or disability,

         (iii) immediately upon your resignation as a Director, or

         (iv) 30 days after you cease to be a Director for any reason other than your death, disability or resignation..

     5. TAXATION. This Option is a Nonqualified Option. You will have taxable income upon the exercise of this Option.

     6. EXERCISE. This Option may be exercised by the delivery of this Agreement with the notice of exercise attached hereto properly completed and signed by you to the Treasurer of the Company, together with the aggregate Exercise Price for the number of Shares as to which the Option is being exercised, after the Option has become exercisable and before it has ceased to be exercisable. The Exercise Price must be paid in cash by (a) delivery of a certified or cashier's check payable to the order of Neoprobe in such amount, (b) wire transfer of immediately available funds to a bank account designated by Neoprobe, or (c) reduction of a debt of Neoprobe to you. This Option may be exercised as to less than all of the Shares purchasable hereunder, but not for a fractional share, nor may it be exercised as to less than one hundred (100) Shares unless it is exercised as to all of the Shares then available hereunder. If this Option is exercised as to less than all of the Shares purchasable hereunder, a new duly executed Option Agreement reflecting the decreased number of Shares exercisable under such Option, but otherwise of the same tenor, will be returned to you.

     7. NO TRANSFER. This Option may not be sold, pledged nor otherwise transferred other than by will or the laws of descent and distribution; and it may only be exercised during your lifetime by you. This Agreement is neither a negotiable instrument nor a security (as such term is defined in Article 8 of the Uniform Commercial Code).

     8. NOT AN EMPLOYMENT AGREEMENT. This Agreement is not an employment agreement and nothing contained herein gives you any right to continue to be a Director of the Company or affect the right of the stockholders to terminate your directorship.

     9. PLAN CONTROLS. This Agreement is an Option Agreement (as such term is defined in the Plan) under Article 6 of the Plan. The terms of this Agreement are subject to, and controlled by, the terms of the Plan, as it is now in effect or may be amended from time to time hereafter, which are incorporated herein as if they were set forth in full. Any words or phrases defined in the Plan have the same meanings in this Agreement. Neoprobe will provide you with a copy of the Plan promptly upon your written or oral request made to its Vice President--Finance and Administration.

     10. MISCELLANEOUS. This Agreement sets forth the entire agreement of the parties with respect to the subject matter hereof and it supersedes and discharges all prior agreements (written or oral) and negotiations and all contemporaneous oral agreements concerning such subject matter. This Agreement may not be amended or terminated except by a writing signed by the party against whom any such amendment or termination is sought. If any one or more provisions of this Agreement shall be found to be illegal or unenforceable in any respect, the validity and enforceability of the remaining provisions hereof shall not in any way be affected or impaired thereby. This Agreement shall be governed by the laws of the State of Delaware.


         Please acknowledge your acceptance of this Agreement by signing the enclosed copy in the space provided below and returning it promptly to Neoprobe.

                                        NEOPROBE CORPORATION


                                        By:_____________________________________
                                                  (Name of Officer), (Title)

Accepted and Agreed to as of the date first set forth above:


_____________________________________________
               (Name of Grantee)

                              OPTION EXERCISE FORM

         The undersigned hereby exercises the right to purchase
_____________________________________ shares of Common Stock of Neoprobe
Corporation pursuant to the Option Agreement dated (Date of Grant) under the Neoprobe Corporation Stock Option and Restricted Stock Purchase Plan.


Date: __________________________________

                                                  ______________________________
                                                          (Name of Grantee)


___________________________________



Sign and complete this Option Exercise Form and deliver it to:

                              Neoprobe Corporation
                                Att'n: Treasurer
                              425 Metro Place North
                                    Suite 400
                             Dublin, Ohio 43017-1367

together with the option price in cash by (a) delivery of a certified or cashier's check payable to the order of Neoprobe in such amount, (b) wire transfer of immediately available funds to a bank account designated by Neoprobe, or (c) reduction of a debt of Neoprobe to you.

                                                                       EXHIBIT C
                                             RESTRICTED STOCK PURCHASE AGREEMENT

                              NEOPROBE CORPORATION
                                    SUITE 400
                              425 METRO PLACE NORTH
                             DUBLIN, OHIO 43017-1367

                                (Date of Grant)

(Name of Grantee)
(Street)
(City, State, Zip)


         Congratulations. You (the "Executive") have been granted a right to purchase Restricted Stock under the Company's 1996 Stock Incentive Plan (the "Plan") on the following terms:

         1. PURCHASE AND SALE.

                  (a) On the terms and subject to the conditions set forth in this Agreement, the Executive hereby subscribes for and agrees to purchase _____ shares of Common Stock (the "Restricted Stock") for and in consideration of a payment to the Company by the Executive of ________________ per share. Concurrently with the execution of this Agreement, the Executive has delivered to the Company his check drawn on sufficient funds and payable to the order of the Company in the amount of $ ________, receipt of which is acknowledged by the Company. The Executive agrees to deliver to the Secretary of the Company the certificates representing the Restricted Stock together with stock powers duly endorsed in blank promptly upon receipt thereof from the transfer agent of the Company.

                  (b) The fair market value of Common Stock is demonstrated by the closing price on the _____________________ of such securities on the business day before the date first set forth above which was $________. The Executive and the Company intend that the transactions provided for in this Agreement will be governed by the provisions of Section 83(a) of the Internal Revenue Code of 1986.

         2. TRANSFER RESTRICTIONS.

         (a) In consideration of the difference between the purchase price of the Restricted Stock set forth in Section 1 above and its fair market value without the restrictions and risk of forfeiture set forth herein, the Executive agrees that, unless and until any of the Restricted Stock vests and becomes transferable as provided in Section 4 below, the Executive may neither transfer, sell, assign nor pledge any of the Restricted Stock.

         (b) This paragraph may be deleted if Shares issuable under the Plan are registered. The Executive understands the Restricted Stock has neither been registered under the Securities Act of 1933 nor under any applicable state securities law on the ground that the sale provided for in this Agreement and the issuance of securities hereunder are exempt from registration under the Securities Act of 1933 pursuant to Section 4(2) thereof, but the Company's reliance on such exemption is predicated on the Executive's representations set forth herein and that in order to obtain such exemption, the transfer of such securities is restricted by this paragraph and the legend set forth below. The Executive represents and warrants to the Company that he or she is purchasing the Restricted Stock for his or her own account and not for other persons and for investment and not with a view to the distribution of any of the Restricted Stock. The Executive will not offer for sale, sell or otherwise transfer any Restricted

Stock, even after it has vested and has become transferable under Section 4 below, unless such securities have been registered under the Securities Act of 1933 and under applicable state securities laws or such securities or their offer, sale or transfer are exempt from such registration and the Company has received an opinion of counsel, in form and substance reasonably satisfactory to the Company, to that effect.

                  (c) Any certificate representing any Restricted Stock issued hereunder shall bear the following legend:

                  THE TRANSFER OF THESE SECURITIES IS RESTRICTED BY, AND SUCH
            SECURITIES ARE SUBJECT TO A RISK OF FORFEITURE, UNDER A RESTRICTED STOCK PURCHASE AGREEMENT BETWEEN THE REGISTERED OWNER HEREOF AND THE ISSUER DATED __________, 199_. The remainder of this paragraph may be deleted if Shares issuable under the Plan are registered. THESE SECURITIES HAVE NEITHER BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 NOR UNDER ANY APPLICABLE STATE SECURITIES LAW. THESE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED UNLESS THEY ARE REGISTERED UNDER THE SECURITIES ACT OF 1933 AND UNDER APPLICABLE STATE SECURITIES LAWS OR THEY OR SUCH OFFER, SALE OR TRANSFER ARE EXEMPT FROM SUCH REGISTRATION AND THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY IN FORM AND SUBSTANCE, TO THAT EFFECT.

         3. FORFEITURE. The Executive will forfeit any portion of the Restricted Stock purchased under this Agreement that has not vested and become transferable on the earliest of:

         (a)    the expiration of 10 years from the date of this Agreement,

         (b) nine months after Executive ceases to be an Employee because of Executive's death or disability,

         (c) 90 days after the termination without cause of Executive's employment with the Employer, or

         (d) immediately upon termination of Executive's employment with the Employer by the Employer for cause or by Executive's resignation.

Upon the occurrence of such forfeiture all of the right, title and interest in and to any shares of Restricted Stock which has been forfeited shall be terminated and the Company shall cause the certificates representing the forfeited shares to be canceled or transferred free and clear of all restrictions to its treasury and the Company shall pay to the Executive ____________ per share for each share so forfeited.

         4. VESTING PROVISIONS.

                  (a) A portion of the Restricted Stock that has not previously been forfeited under Section 3 above shall vest and become transferable if and when the Company attains (and the Committee certifies in its minutes or another writing the attainment of) a preestablished performance goal that satisfies the requirements of Section 162(m) of the Code and the regulations thereunder as follows: [* INSERT VESTING FORMULA BASED ON ONE OR MORE BUSINESS CRITERIA THAT APPLY TO THE INDIVIDUAL EXECUTIVE, A BUSINESS UNIT OR THE COMPANY AS A WHOLE. SUCH BUSINESS CRITERIA MAY INCLUDE ONE OR A COMBINATION OF STOCK PRICE, TOTAL STOCKHOLDER RETURN, EARNINGS PER SHARE OR RETURN ON EQUITY. OTHER BUSINESS CRITERIA MAY BE STATISTICS RELATING TO ECONOMIC PERFORMANCE INCLUDING REVENUE, OPERATING EXPENSES, OR EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION AND AMORTIZATION; OR THE BUSINESS CRITERIA MAY BE THE ACHIEVEMENT OF A NON-STATISTICAL GOAL SUCH AS THE INTRODUCTION, TESTING OR LICENSING OF A NEW PRODUCT, LICENSING OR ACQUIRING ASSETS OR RIGHTS, ENTERING INTO A JOINT VENTURE OR STRATEGIC ALLIANCE, OR A CHANGE IN CONTROL OF THE COMPANY OR ANOTHER MERGER OR ACQUISITION.. *].

                  (b) When any portion of the Restricted Stock vests and becomes transferable, the Company shall promptly deliver a certificate (free of all adverse claims and transfer restrictions other than the restriction imposed by paragraph (b) of Section 2 above) representing the number of shares constituting the vested and transferable portion of the Restricted Stock to the Executive at his or her address given above and such shares shall no longer be deemed to be Restricted Stock subject to the terms and conditions of this Agreement other than paragraph (b) of Section 2 above.

         5. RIGHTS; STOCK DIVIDENDS. Except for the restrictions on transfer set forth in Section 2 and the possibility of forfeiture set forth in Section 3, upon the issuance of a certificate representing shares of Restricted Stock, the Executive will have all other rights in such shares, including the right to vote such shares and receive dividends other than dividends on or distributions of shares of any class of stock issued by the Company which dividends or distributions shall be delivered to the Company under the same restrictions on transfer and possibility of forfeitures as the shares of Restricted Stock from which they derive. Upon the occurrence of such a dividend or distribution the dollar amounts set forth in Paragraph (a) of Section 4 shall be appropriately adjusted by the Committee.

         6. TAXATION. Both you and we intend that the transactions provided for in this Agreement will be governed by the provisions of Section 83(a) of the Internal Revenue Code of 1986. You will have taxable income upon the vesting of Restricted Stock. At that time, you must pay to the Company an amount equal to the required federal, state, and local tax withholding less any withholding otherwise made from your salary or bonus. You must satisfy any relevant withholding requirements before the Company issues Shares to you.

         7. NOT AN EMPLOYMENT AGREEMENT. This Agreement is not an employment agreement and nothing contained herein gives you any right to continue to be employed by or provide services to the Company or affects the right of the Company to terminate your employment or other relationship with you.

         8. PLAN CONTROLS. This Agreement is a Restricted Stock Purchase Agreement (as such term is defined in the Plan) under Article 7 of the Plan. The terms of this Agreement are subject to, and controlled by, the terms of the Plan, as it is now in effect or may be amended from time to time hereafter, which are incorporated herein as if they were set forth in full. Any words or phrases defined in the Plan have the same meanings in this Agreement. The Company will provide you with a copy of the Plan promptly upon your written or oral request made to its Treasurer.

         9. MISCELLANEOUS. This Agreement sets forth the entire agreement of the parties with respect to the subject matter hereof and it supersedes and discharges all prior agreements (written or oral) and negotiations and all contemporaneous oral agreements concerning such subject matter. This Agreement may not be amended or terminated except by a writing signed by the party against whom any such amendment or termination is sought. If any one or more provisions of this Agreement shall be found to be illegal or unenforceable in any respect, the validity and enforceability of the remaining provisions hereof shall not in any way be affected or impaired thereby. This Agreement shall be governed by the laws of the State of Delaware.

         Please acknowledge your acceptance of this Agreement by signing the enclosed copy in the space provided below and returning it promptly to the Company.

                                        NEOPROBE CORPORATION


                                        By:  ___________________________________
                                                  (Name of Officer), (Title)

Accepted and Agreed to as of the date first set forth above:


___________________________________
           (Name of Grantee)